                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

    WHEREAS, the undersigned is a director of the Company;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles B. Coe, Isaiah Harris and Jerry W. Robinson, and each of them, as attorneys for him and in his name, place and stead, and in each of his respective capacities with the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand the 28th day of January, 1998.

                                     /s/ JERE A. DRUMMOND
                                     -----------------------------------------
                                     Jere A. Drummond
                                     Director

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

    WHEREAS, the undersigned is an officer and a director of the Company as indicated under his name;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles B. Coe, Isaiah Harris and Jerry W. Robinson, and each of them, as attorneys for him and in his name, place and stead, and in each of his respective capacities with the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand the 28th day of January, 1998.

                                /s/ ODIE C. DONALD
                                ------------------------------------------
                                Odie C. Donald
                                Group President--Customer
                                Operations
                                Director

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

    WHEREAS, the undersigned is a director of the Company;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles B. Coe, Isaiah Harris and Jerry W. Robinson, and each of them, as attorneys for him and in his name, place and stead, and in each of his respective capacities with the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand the 2nd day of February, 1998.

                                     /s/ C. SIDNEY BOREN
                                     -----------------------------------------
                                     C. Sidney Boren
                                     Director

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

    WHEREAS, the undersigned is an officer and a director of the Company as indicated under his name;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles B. Coe, Isaiah Harris and Jerry W. Robinson, and each of them, as attorneys for him and in his name, place and stead, and in each of his respective capacities with the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand the 28th day of January, 1998.

                                     /s/ ELTON R. KING
                                     -----------------------------------------
                                     Elton R. King
                                     Group President--Network and
                                     Carrier Services
                                     Director

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

    WHEREAS, the undersigned is an officer and a director of the Company as indicated under his name;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles B. Coe, Isaiah Harris and Jerry W. Robinson, and each of them, as attorneys for him and in his name, place and stead, and in each of his respective capacities with the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand the 28th day of January, 1998.

                                     /s/ ROGER M. FLYNT, JR.
                                     -----------------------------------------
                                     Roger M. Flynt, Jr.
                                     Group President--Regulatory and
                                     External Affairs
                                     Director

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

    WHEREAS, the undersigned is an officer and a director of the Company as indicated under his name;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles B. Coe, Isaiah Harris and Jerry W. Robinson, and each of them, as attorneys for him and in his name, place and stead, and in each of his respective capacities with the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand the 28th day of January, 1998.

                                     /s/ CHARLES B. COE
                                     -----------------------------------------
                                     Charles B. Coe
                                     President
                                     Director

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, BELLSOUTH TELECOMMUNICATIONS, INC., a Georgia corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

    WHEREAS, the undersigned is an officer and a director of the Company as indicated under his name;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles B. Coe, Isaiah Harris and Jerry W. Robinson, and each of them, as attorneys for him and in his name, place and stead, and in each of his respective capacities with the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand the 28th day of January, 1998.

                                     /s/ ISAIAH HARRIS
                                     -----------------------------------------
                                     Isaiah Harris
                                     Vice President
                                     Chief Financial Officer
                                     Comptroller
                                     Director